UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 8.01 Other Events.

On July 24, 2020, Generex Biotechnology Corporation (“Generex”) was informed by the United States Food & Drug Administration (“FDA”) that Generex’s Pre-IND briefing package for its Ii-Key-SARS-CoV-2 coronavirus prophylactic vaccine was accepted and that the FDA shall provide a written response by August 24, 2020. Due to the significant number of submissions relating to COVID-19, the FDA is only providing written responses rather than conducting face-to-face or teleconferences for Pre-IND meetings. With their response, the FDA will comment on the Phase I/II clinical trial plan and will provide guidance on the overall development program for the Ii-Key-SARS-CoV-2 vaccine.

The Ii-Key-SARS-CoV-2 is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoOV-2 in a highly specific manner to ensure safety.

Ii-Key Platform Overview

Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

A copy of the FDA meeting confirmation letter dated July 24, 2020, is filed as Exhibit 99.1 to this report.

On July 27, 2020, Generex issued a press release announcing the FDA acceptance of its Pre-IND briefing package for Generex’s Ii-Key-SARS-CoV-2 vaccine described above, a copy of which is filed as Exhibit 99.2 to this report.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	FDA Meeting Confirmation Letter dated July 24, 2020
99.2	Press Release

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Meeting Confirmation

Date:	July 24, 2020

Meeting ID #:	CRMTS# 12733

Submission type & #:	Pre-IND, PS005752

Requester:	Marci Aderive
PPD Development, LLP (Agent for NuGenerex Immuno-Oncology)

Meeting type:	Type B

Meeting category:	Pre-IND

Product:	Synthetic Ii-Key-SARS-CoV-2 prophylactic multivalent peptide vaccine alone and in combination with 3M's imidazoquinoline adjuvant (3M-052)

Indication:	Prophylactic immunization against COVID-19 in healthy adults

Meeting format:	Written Responses

We acknowledge receipt of your meeting package submitted on July 17, 2020.

We received your request for Written Responses Only rather than a Face-to-Face meeting or teleconference. CBER is in agreement with this meeting format and will send our Written Responses by August 24, 2020.

For future consideration:

As amended by the Food and Drug Administration Safety and Innovation Act (FDASIA) (Public Law 112-144, 126 Stat. 993) of July 9, 2012, the Pediatric Research Equity Act (PREA) requires any sponsor who plans to file a marketing application for a drug or biological product (FDCA section 505 or Public Health Service Act (PHS Act) section 351, respectively) that includes a new active ingredient, new indication, new dosage form, new dosing regimen, and/or new route of administration to submit an initial

U.S. Food & Drug Administration

10903 New Hampshire Avenue

Silver Spring, MD 20993

www.fda.gov

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Pediatric Study Plan (PSP) (21 U.S.C. 355c), within 60 days of an END OF PHASE 2 meeting unless the drug has been granted orphan designation for the proposed indication. The intent of the PSP is to identify needed pediatric studies and begin planning for these studies. Within 60 days of your END OF PHASE 2 meeting, you will be required to submit an initial pediatric study plan as an amendment to your IND.

Under section 745A (a) of the FDCA, you are required to submit information electronically in the appropriate FDA-supported formats for certain Biologics License Applications (BLAs), New Drug Applications (NDAs), and Abbreviated New Drug Applications (ANDAs). Any submission that is not submitted electronically and/or is in a format that FDA cannot process, review and archive, will be subject to rejection. Please ensure that your format is specified and supported in FDA's Data Standards Catalog http://www.fda.gov/downloads/ForIndustry/DataStandards/StudyDataStandards/UCM34 0684.xlsx before planning your preclinical/clinical studies. This Web page will be updated regularly to reflect our growing experience in order to meet the needs of our reviewers. As of May 5, 2018, unless exempted, submission of IND applications in the appropriate FDA-supported electronic format is mandatory. Please see Guidance for Industry: Providing Regulatory Submissions in Electronic Format – Certain Human Pharmaceutical Product Applications and Related Submission Submissions Using the eCTD Specifications http://www.fda.gov/downloads/Drugs/GuidanceComplianceRegulatoryInformation/Guida nces/UCM333969.pdf. For more information, please visit: http://www.fda.gov/ectd

All study data generated from trials initiated now or in the future that will be submitted with applications for new drugs/biologics must be in conformance with the standards listed in the FDA Data Standards Catalog. We strongly encourage sponsors to use the FDA supported data standards as early as possible in the product development lifecycle, so that data standards are accounted for in the design, conduct, and analysis of clinical studies. For example, IND sponsors should include with their clinical protocol the CBER study data standardization plan https://www.fda.gov/Drugs/DevelopmentApprovalProcess/FormsSubmissionRequirements/ElectronicSubmissions/ucm248635.htm proposing their specific use of the Clinical Data Interchange Standards Consortium (CDISC), including Study Data Tabulation Model (SDTM) and Analysis Data Model (ADaM) formats and to also include CDASH (Clinical Data Acquisition Standards Harmonization), the associated annotated case report form for SDTM. Applicants whose trials began before December 17, 2016 should consult the Study Data Technical Conformance Guide http://www.fda.gov/downloads/ForIndustry/DataStandards/StudyDataStandards/UCM38 4744.pdf for further information on possibly converting legacy data (non-CDISC) to CDISC. (Additional information regarding standardized study data can be found in the Guidance for Industry: Providing Regulatory Submissions in Electronic Format – Standardized Study Data https://www.fda.gov/downloads/drugs/guidances/ucm292334.pdf.

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Please include a reference to PS005752 in your future submissions related to the subject product.

If you have any questions, please contact Nikunj Sharma, Regulatory Project Manager, at Nikunj.Sharma@fda.hhs.gov or 301-796-2640.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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